UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2010

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

As further described in the Prospectus Supplement dated November 17, 2010, Northern Trust Investments, N.A., as trustee (the “Trustee”) of the American Bar Association Members/Northern Trust Collective Trust, is restructuring the Stable Asset Return Fund, an investment option offered under the ABA Retirement Funds Program, effective on or about December 8, 2010. In connection therewith, effective December 8, 2010, the Trustee entered into Investment Advisor Agreements with Galliard Capital Management, Inc. (“Galliard”), Jennison Associates LLC (“Jennison”) and Pacific Investment Management Company, LLC (“PIMCO”), pursuant to which Galliard, Jennison and PIMCO, respectively, will provide investment advisory services with respect to portions of the Stable Asset Return Fund. The Trustee previously retained Jennison and PIMCO to provide investment advisory services with respect to the Large Cap Equity Fund and the Bond Core Plus Fund, respectively. As of December 8, 2010, approximately 54%, 17% and 15% of the assets of the Stable Asset Return Fund were allocated to Galliard, Jennison and PIMCO, respectively. In addition, as of December 8, 2010, approximately 14% of the assets of the Fund were allocated to the NTGI Collective Government Short-Term Investment Fund, which provides a “liquidity buffer” for the Stable Asset Return Fund. The Investment Advisor Agreements referred to above are incorporated herein by reference thereto.

ITEM 1.02.	Termination of a Material Definitive Agreement.

In connection with the restructuring of the Stable Asset Return Fund, as more fully described in Item 1.01 above, effective as of the close of business on December 7, 2010, the Trustee terminated the Investment Management Agreement dated as of July 1, 2010 between the Trustee and State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street Bank”), pursuant to which State Street Bank provided investment advisory services with respect to the Stable Asset Return Fund.

ITEM 3.03.	Material Modification to Rights of Security Holders.

In connection with the restructuring of the Stable Asset Return Fund, as more fully described in Item 1.01 above, effective December 8, 2010, the Trustee entered into a Tenth Amended and Restated Fund Declaration for the Stable Asset Return Fund. The Fund Declaration is incorporated herein by reference thereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the Stable Asset Return Fund.

10.1	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Galliard Capital Management.

10.2	Investment Advisor Agreement (for subaccounts) effective as of December 8, 2010 between Northern Trust Investments, N.A. and Galliard Capital Management.

10.3	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Jennison Associates LLC.

10.4	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Pacific Investment Management Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: December 10, 2010	By:	/s/ Thomas R. Benzmiller
Name: Thomas R. Benzmiller Title: Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the Stable Asset Return Fund.

10.1	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Galliard Capital Management.

10.2	Investment Advisor Agreement (for subaccounts) effective as of December 8, 2010 between Northern Trust Investments, N.A. and Galliard Capital Management.

10.3	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Jennison Associates LLC.

10.4	Investment Advisor Agreement effective as of December 8, 2010 between Northern Trust Investments, N.A. and Pacific Investment Management Company, LLC.

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